                                                                          MINIMUM FEE $105.  SEE (S)1403 FOR PROPER FILING FEE.
                                                                      --------------------------------------------------------------
            BUSINESS CORPORATION
                                                                                      FILE NO. 19922196 D PAGES 2
               STATE OF MAINE                                                         FEE PAID $
                                                                                      DCN       1910000290023  ARTI
                                                                                 ----------------- FILED ---------------
                                                                                                06/12/1992
         ARTICLES OF INCORPORATION                                                      _________________________

                                                                                        _________________________
                                                                                        DEPUTY SECRETARY OF STATE
       (Check box only if applicable)                                 --------------------------------------------------------------

[_] This is a professional service corporation                                     A TRUE COPY WHEN ATTESTED BY SIGNATURE
    formed pursuant to 13 MRSA Chapter 22.

                                                                                        _________________________
                                                                                        DEPUTY SECRETARY OF STATE
                                                                      --------------------------------------------------------------


PURSUANT TO 13-A MRSA (S)403, THE UNDERSIGNED, ACTING AS INCORPORATOR(S) OF A CORPORATION, ADOPT(S) THE FOLLOWING ARTICLES OF INCORPORATION:

FIRST:  The name of the corporation is _________________________________________

        and its principal business location in Maine is ________________________
                                                         (physical location -
        ________________________________________________
        street (not P.O. Box), city, state and zip code)

SECOND: The name of its Clerk, who must be a Maine resident, and the registered office shall be:

        ________________________________________________________________________
                                    (name)

        ________________________________________________________________________
         (physical location - street (not P.O. Box), city, state and zip code)

        ________________________________________________________________________
                   (mailing address if different from above)

THIRD:  ("X" one box only)

[_]  A.1.  The number of directors constituting the initial board of directors of the corporation is _______ (See (S)703.1.A)

       2. If the initial directors have been selected, the names and addresses of the persons who are to serve as directors until the first annual meeting of the shareholders or until their successors are elected and shall qualify are:

                 NAME                                 ADDRESS

           ________________         ____________________________________________

           ________________         ____________________________________________

           ________________         ____________________________________________

       3. The board of directors [_] is [_] is not authorized to increase or decrease the number of directors.

       4. If the board is so authorized, the minimum number, if any, shall be ______ directors, (see (S)703.1.a) and the maximum number, if any, shall be __________ directors.

[_]    B.  There shall be no directors initially; the shares of the corporation will not be sold to more than twenty (20) persons; the business of the corporation will be managed by the shareholders. (See (S)701.2.)

FOURTH:      ("X" ONE BOX ONLY)

[_]    There shall be only one class of shares (title of class) ________________

       Par value of each share (if none, so state) _____________________ Number of shares authorized _________________

[_]    There shall be two or more classes of shares. The information required by
       (S)403 concerning each such class is set out in Exhibit _____ attached hereto and made a part hereof.

                                    SUMMARY

The aggregate par value of all authorized shares (of all classes) having a
                                                                  --------
par value is $______________________
---------

The total number of authorized shares (of all classes) without par value is
                                                       --------------------
____________________________ shares

FIFTH: ("X" ONE BOX ONLY) MEETINGS OF THE SHAREHOLDERS [_] MAY [_] MAY NOT BE HELD OUTSIDE OF THE STATE OF MAINE.

SIXTH:       ("X" IF APPLICABLE) [_] THERE ARE NO PREEMPTIVE RIGHTS.

SEVENTH: OTHER PROVISIONS OF THESE ARTICLES, IF ANY, INCLUDING PROVISIONS FOR THE REGULATION OF THE INTERNAL AFFAIRS OF THE CORPORATION, ARE SET OUT IN EXHIBIT ___ ATTACHED HERETO AND MADE A PART HEREOF.

================================================================================

INCORPORATORS                           DATED  ______________________

_____________________________________   Street _________________________________
             (signature)                          (residence address)

_____________________________________   ________________________________________
        (type or print name)                   (CITY, STATE AND ZIP CODE)

_____________________________________   Street _________________________________
             (signature)                          (residence address)

_____________________________________   ________________________________________
        (type or print name)                   (city, state and zip code)

_____________________________________   Street _________________________________
             (signature)                          (residence address)

_____________________________________   ________________________________________
        (type or print name)                   (city, state and zip code)

For Corporate Incorporators*
Name Of Corporate Incorporator ____  ___________________________________________

By __________________________________   Street _________________________________
       (signature of officer)                    (principal business location)

_____________________________________   ________________________________________
  (type or print name and capacity)            (city, state and zip code)

*Articles are to be executed as follows:

If a corporation is an incorporator ((S)402), the name of the corporation should be typed and signed on its behalf by an officer of the corporation. The articles of incorporation must be accompanied by a certificate of an appropriate officer of the corporation certifying that the person executing the articles on behalf of the corporation was duly authorized to do so.

     SUBMIT COMPLETED FORMS TO: SECRETARY OF STATE, STATION #101, AUGUSTA, ME 04333-0101
                                   ATTN:  CORPORATE EXAMINING SECTION
FORM NO. MBCA-6 REV. 91                      TEL. (207) 289-4195